Exhibit 99.1

Luna Innovations Reports Strong First-Quarter 2023 Results
Reaffirms Full-Year 2023 Outlook

Q1 Highlights
•Total revenues of $25.0 million, up 11% year over year
•Total revenues in constant currency of $25.3 million; up 13% year-over-year
•Gross margin of 60%, compared to 64% for the prior year
•Net loss of $1.8 million, compared to net income of $9.6 million for the prior year, which included the gain on sale of Luna Labs
•Adjusted EBITDA of $0.9 million, compared to $1.7 million for the prior year
•Adjusted EPS of $0.00, compared to $0.05 for the prior year

(ROANOKE, VA, May 9, 2023) - Luna Innovations Incorporated (NASDAQ: LUNA), a global leader in advanced optical technology, today announced its financial results for the three months ended March 31, 2023.

"I’m pleased that we were able to drive strong revenues in the first quarter, which is cyclically one of our softest revenue quarters," said Scott Graeff, President and Chief Executive Officer of Luna. "Because of the foundational work we did in 2022, we’ve entered 2023 with an integrated organizational structure, proven systems, and best practices. With those pieces in place, we were able to achieve the top end of our revenue guidance for the quarter.

Our charge for 2023 will be to continue to drive operating excellence that will help to set the stage for greater expansion into new markets where we can deliver our superior capabilities and capture share. Given our current position, we’re pleased to be able to reaffirm our outlook for 2023 revenue and adjusted EBITDA.”

First-Quarter Fiscal 2023 Financial Summary
Highlights of the financial results for the three months ended March 31, 2023 are:

	Three Months Ended March 31,		Change
(in thousands, except share and per share data)	2023	2022
Revenues	$25,045	$22,481	11%

Gross profit	14,973	14,279	5%
Gross margin	60%	64%

Operating expense	17,105	16,645	3%
Operating loss	(2,132)	(2,366)
Operating margin	(9)%	(11)%

Other expense, net and income tax benefit	290	1,023

Net loss from continuing operations	$(1,842)	$(1,343)

Income from discontinued operations, net of tax of $4,139	—	10,924

Net (loss)/income	$(1,842)	$9,581

Income per diluted share (EPS)	$(0.06)	$0.30
Adjusted EPS	$0.00	$0.05
Diluted weighted average shares outstanding	33,331,745	32,243,082

Adjusted EBITDA	$854	$1,721	(50)%

A reconciliation of Adjusted EPS, Adjusted EBITDA and revenues in constant currency to the nearest comparable figures under generally accepted accounting principles ("GAAP") can be found in the schedules included in this release.

Revenues for the three months ended March 31, 2023 increased 11% compared to the prior-year period; 13% on a constant currency basis.

Gross margin was 60% for the three months ended March 31, 2023, compared to 64% for the three months ended March 31, 2022, driven primarily by product mix and the Lios acquisition. Operating loss and margin were $2.1 million and 9% of total revenues, respectively, for the three months ended March 31, 2023, compared to an operating loss of $2.4 million dollars and 11% of total revenues, respectively, for the three months ended March 31, 2022.

Net loss was $1.8 million, or $0.06 per fully diluted share, for the three months ended March 31, 2023, compared to net income of $9.6 million, or $0.30 per fully diluted share, for the three months ended March 31, 2022. Adjusted EPS was $0.00 for the three months ended March 31, 2023 compared to $0.05 for the three months ended March 31, 2022.

Adjusted EBITDA was $0.9 million for three months ended March 31, 2023, compared to $1.7 million for the three months ended March 31, 2022.

Q1 and Recent Business Highlights
•Realized strong, double-digit revenue growth for communications test and Terahertz product lines
•Announced a significant contract to provide temperature, depth and acoustic monitoring for an innovative power generation project that will deliver clean energy to a major metropolitan area in the Northeast U.S.
•Announced large, new contract with Dominion Energy to provide monitoring services for the largest offshore wind project in the United States
•Won a contract for industrial battery storage monitoring for a leading European manufacturer of electric vehicle batteries
•Experienced high levels of activity and customer engagement at industry trade shows OFC and Photonics West

2023 Full-Year Outlook
Luna is reaffirming the 2023 revenue and adjusted EBITDA outlook it originally provided on March 14, 2023:
•Total revenue of $125 million to $130 million for the full year 2023
•Adjusted EBITDA of $14 million to $18 million for the full year 2023

In addition, Luna expects total revenues in the range of $29 million to $31 million for the second quarter 2023.

Luna is not providing an outlook for net income, which is the most directly comparable GAAP measure to Adjusted EBITDA, because changes in the items that Luna excludes from net income to calculate Adjusted EBITDA, such as share-based compensation, tax expense, and significant non-recurring charges, among other things, can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of Luna's routine operating activities.

The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

Non-GAAP Financial Measures

In evaluating the operating performance of its business, Luna’s management considers Adjusted EBITDA, Adjusted EPS and revenue measured on a constant currency basis, which are non-GAAP financial measures. Adjusted EBITDA and Adjusted EPS exclude certain charges and income that are required by GAAP. Adjusted EBITDA and Adjusted EPS provide useful information to both management and investors by excluding the effect of certain non-cash expenses and items that Luna believes may not be indicative of its operating performance, because either they are unusual and Luna does not expect them to recur in the ordinary course of its business, or they are unrelated to the ongoing operation of the business in the ordinary course.

The Company calculates revenue measured on a constant currency basis by translating its foreign revenues for the relevant period in U.S. dollars at the average exchange rate in effect for the comparable prior year period. The Company presents revenue in this manner because it is a global company that transacts business in multiple currencies and reports financial information in U.S. dollars. Foreign currency exchange rate fluctuations affect the amounts reported by the Company in U.S. dollars with respect to its foreign revenues. Exchange rate fluctuations can have a significant effect on reported revenues. The Company believes presenting constant currency revenue information provides useful information to investors, as it provides information to assess how its businesses performed excluding the effects of changes in foreign currency exchange rates and assists investors in evaluating the effectiveness of the Company’s operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Adjusted EBITDA, Adjusted EPS and revenue measured on a constant currency basis should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Adjusted EBITDA and Adjusted EPS have been reconciled to the nearest GAAP measure in the table following the financial statements attached to this press release.

Conference Call Information
As previously announced, Luna will conduct an investor conference call at 8:00 am (ET) today, May 9, 2023, to discuss its financial results for the three months ended March 31, 2023. The investor conference call will be available via live webcast on the Luna website at www.lunainc.com under the tab "Investor Relations." To participate by telephone, the domestic dial-in number is 1.833.630.1956 .and the international dial-in number is.1.412.317.1837. Participants should ask to join the Luna Innovations Incorporated conference call and are advised to dial in at least fifteen minutes prior to the call. A replay of the conference call will be available on the company's website under "Webcasts and Presentations" for 30 days following the conference call.

About Luna
Luna Innovations Incorporated (www.lunainc.com) is a leader in optical technology, providing unique capabilities in high-performance, fiber optic-based, test products for the telecommunications industry and distributed fiber optic-based sensing for a multitude of industries. Luna’s business model is designed to accelerate the process of bringing new and innovative technologies to market.

Forward-Looking Statements
The statements in this release that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include Luna's expectations regarding its projected full year 2023 and second quarter of 2023 financial results and outlook, greater expansion into new markets and the Company's ability to capitalize on growth trends. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of Luna may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for Luna's products and services to meet expectations, failure of target market to grow and expand, technological and strategic challenges, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in Luna’s Form 10-Q for the quarter ended March 31, 2023, and Luna's other periodic reports and filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on Luna’s website at www.lunainc.com. The statements made in this release are based on information available to Luna as of the date of this release and Luna undertakes no obligation to update any of the forward-looking statements after the date of this release.

Investor Contact:
Allison Woody
Phone: 540-769-8465
Email: IR@lunainc.com

Luna Innovations Incorporated
Consolidated Balance Sheets (Unaudited)
 (in thousands, except share data)

	March 31, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,559	$6,024
Accounts receivable, net	31,924	33,249
Contract assets	9,001	7,691
Inventory	39,675	36,582
Prepaid expenses and other current assets	5,815	4,328
Total current assets	89,974	87,874
Property and equipment, net	4,691	4,893
Intangible assets, net	18,125	18,750
Goodwill	27,208	26,927
Operating lease right-of-use assets	4,293	4,661
Other non-current assets	3,295	3,255
Deferred tax asset	4,548	4,647
Total assets	$152,134	$151,007
Liabilities and stockholders’ equity
Liabilities:
Current liabilities:
Current portion of long-term debt obligations	$2,750	$2,500
Accounts payable	5,578	8,109
Accrued and other current liabilities	16,273	16,694
Contract liabilities	5,942	4,089
Current portion of operating lease liabilities	2,116	2,239
Total current liabilities	32,659	33,631
Long-term debt obligations, net of current portion	22,480	20,726
Long-term portion of operating lease liabilities	2,495	2,804
Other long-term liabilities	432	444
Total liabilities	58,066	57,605
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $0.001, 100,000,000 shares authorized, 35,227,817 and 34,901,954 shares issued, 33,396,326 and 33,105,080 shares outstanding at March 31, 2023 and December 31, 2022, respectively	35	35
Treasury stock at cost, 1,831,491 and 1,796,862 shares at March 31, 2023 and December 31, 2022, respectively	(5,949)	(5,607)
Additional paid-in capital	106,624	104,893
Accumulated deficit	(4,138)	(2,296)
Accumulated other comprehensive loss	(2,504)	(3,623)
Total stockholders’ equity	94,068	93,402
Total liabilities and stockholders’ equity	$152,134	$151,007

Luna Innovations Incorporated
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022

Revenues	$25,045	$22,481
Cost of revenues	10,072	8,202
Gross profit	14,973	14,279
Operating expense:
Selling, general and administrative	13,296	13,281
Research, development and engineering	2,817	2,543
Amortization of intangible assets	992	821
Total operating expense	17,105	16,645
Operating loss	(2,132)	(2,366)
Other income/(expense):
Other income	92	21
Interest expense, net	(369)	(113)
Total other expense, net	(277)	(92)
Loss from continuing operations before income taxes	(2,409)	(2,458)
Income tax benefit	(567)	(1,115)
Net loss from continuing operations	(1,842)	(1,343)
Income from discontinued operations, net of tax of $1,022	—	3
Gain on sale of discontinued operations, net of tax of $3,117	—	10,921
Net income from discontinued operations	—	10,924
Net (loss)/income	$(1,842)	$9,581
Net loss per share from continuing operations:
Basic	$(0.06)	$(0.04)
Diluted	$(0.06)	$(0.04)
Net income per share from discontinued operations:
Basic	$—	$0.34
Diluted	$—	$0.34
Net (loss)/income per share attributable to common stockholders:
Basic	$(0.06)	$0.30
Diluted	$(0.06)	$0.30
Weighted average shares:
Basic	33,331,745	32,243,082
Diluted	33,331,745	32,243,082

Luna Innovations Incorporated
Consolidated Statements of Cash Flows (Unaudited)
 (in thousands)

	Three Months Ended March 31,
	2023	2022

Cash flows used in by operating activities
Net (loss)/income	$(1,842)	$9,581
Adjustments to reconcile net (loss)/income to net cash used in operating activities
Depreciation and amortization	1,417	1,179
Share-based compensation	1,054	1,132
Loss on disposal of property and equipment	51	—
Gain from discontinued operations, net of tax	—	(10,921)
Deferred taxes	99	220
Change in assets and liabilities
Accounts receivable	1,596	(1,795)
Contract assets	(1,250)	(1,144)
Inventory	(2,619)	(1,416)
Other current assets	(1,573)	(1,636)
Other long-term assets	(54)	2
Accounts payable and accrued and other current liabilities	(3,173)	2,287
Contract liabilities	1,785	171
Other long term-liabilities	—	(33)
Net cash used in operating activities	(4,509)	(2,373)
Cash flows used in investing activities
Acquisition of property and equipment	(478)	(915)
Intangible property costs	(32)	—
Proceeds from sale of property and equipment	—	25
Proceeds from sale of discontinued operations	—	12,973
Acquisition of Luna Innovations Germany GmbH	—	(22,085)
Other	—	38
Net cash used in investing activities	(510)	(9,964)
Cash flows provided by financing activities
Payments on finance lease obligations	(12)	(12)
Proceeds from borrowings under debt obligations	2,500	7,450
Payments of debt obligations	(496)	(1,036)
Repurchase of common stock	(342)	(278)
Proceeds from ESPP	—	85
Proceeds from the exercise of stock options	834	220
Net cash provided by financing activities	2,484	6,429
Effect of exchange rate changes on cash and cash equivalents	70	(432)
Net decrease in cash and cash equivalents	(2,465)	(6,340)
Cash and cash equivalents-beginning of period	6,024	17,128
Cash and cash equivalents-end of period	$3,559	$10,788

Luna Innovations Incorporated
Reconciliation of Net (Loss)/Income to EBITDA and Adjusted EBITDA
 (in thousands)

	Three Months Ended March 31,
	2023	2022

Net (loss)/income	$(1,842)	$9,581
Net income from discontinued operations	—	10,924
Net loss from continuing operations	(1,842)	(1,343)
Interest expense, net	369	113
Income tax benefit	(567)	(1,115)
Depreciation and amortization	1,417	1,156
EBITDA	(623)	(1,189)
Share-based compensation	1,054	1,066
Integration and transaction expense	89	1,844
Other non-recurring charges (1)	334	—
Adjusted EBITDA	$854	$1,721
(1) - Other non-recurring charges primarily include facility consolidation and one-time insurance deductible.

Luna Innovations Incorporated
Reconciliation of Net (Loss)/Income to Adjusted EPS
(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022

Net (loss)/income	$(1,842)	$9,581
Net income from discontinued operations	—	10,924
Net loss from continuing operations	(1,842)	(1,343)
Share-based compensation	1,054	1,066
Integration and transaction expense	89	1,844
Amortization of intangible assets	992	821
Other non-recurring charges (1)	334	—
Income tax effect on adjustments	(617)	(933)
Adjusted income from continuing operations	$10	$1,455

Adjusted EPS	$0.00	$0.05

Adjusted weighted average shares (in thousands):
Diluted	33,332	32,243
(1) - Other non-recurring charges primarily include facility consolidation and one-time insurance deductible.

Luna Innovations Incorporated
Reconciliation of Revenues to Constant Currency Revenues
(in thousands)

Three Months Ended March 31, 2023
GAAP revenues	$25,045
Effect of foreign exchange	256
Constant currency revenues	$25,301

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